Exhibit 10.1
FIRST AMENDMENT TO
COMMERCIAL LOAN AGREEMENT

This FIRST AMENDMENT TO COMMERCIAL LOAN AGREEMENT, dated as of October 6, 2006 (this “First Amendment”), is between VERICHIP CORPORATION, a Delaware corporation (the “Borrower”), and APPLIED DIGITAL SOLUTIONS, INC., a Missouri corporation (the “Lender”).

Recitals:

WHEREAS, on December 27, 2005, the Borrower and the Lender entered into a Commercial Loan Agreement (the “Agreement”) pursuant to which Lender made a Loan to Borrower subject to the terms and conditions contained in the Agreement;

WHEREAS, Borrower has requested and Lender has agreed, subject to the terms and conditions set forth herein, to increase the principal amount of the Loan by Four Million Five Hundred Dollars ($4,500,000.00) (including a change in the applicable interest rate) in order to meet the Borrower's working capital needs, IPO costs, and cash needs in connection with Perceptis' potential election to take its final (deferred) payment in cash and to make certain other amendments to the Agreement contained herein;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Agreement.

1.	Recitals. The foregoing recitals are true and correct and are hereby incorporated by this reference.

2.
Definitions. All capitalized terms used herein, except as modified or defined in this First Amendment, shall have the meaning given to such terms in the Agreement. All references to the Agreement in all documents executed by Borrower, Guarantor and/or Bank in connection with the Agreement are hereby deemed to refer to the Agreement, as hereby amended.

3	Amendments: The following sections of the Agreement are hereby amended as follows:

a. Revolving Line of Credit: The amount of the Revolving Line of Credit on page 1 of the Agreement shall be amended by replacing “$8,500,000.00” with “$13,000,000.00”.

b. Review Date for Revolving Line of Credit: The Review Date for Revolving Line of Credit on page 1 of the Agreement shall be amended by replacing “June 27, 2007” with “July 1, 2008”.

c. Register to be Maintained: Section I, Paragraph B (Advances and Repayments) shall be amended by inserting the following sentence at the end of the existing language: “Each advance or readvance made by Lender pursuant to the Loan Documents shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business (the “Register”). The Register maintained by the Lender shall include notations of the advances or readvances as well as the interest and payments thereon. In the event of any conflict between the Register and the accounts and records of the Borrower in respect of such matters, the accounts and records of the Borrower shall control in the absence of manifest error or proof by Lender in contradiction thereof.”

4.	Conditions Precedent. This First Amendment shall not be effective until Lender has received the following duly executed documents:

a. This First Amendment;

b. Amended and Restated Revolving Line of Credit Note - Working Capital of even date herewith in the principal amount of $13,000,000.00; and

c. First Amendment to Security Agreement of even date herewith.

5.
Representations and Warranties. The terms and conditions, representations and warranties, and covenants as set forth in the Agreement and all other loan documents executed by Borrower in favor of Lender in connection with the Loan are hereby ratified and affirmed by Borrower, and Borrower hereby agrees that the said terms and conditions, and covenants are valid, true and correct as if made on the date hereof.

6.
No Implied Modifications; Inconsistencies. Except as expressly modified hereby, all terms and provisions of the Agreement shall remain unchanged and in full force and effect. In the event of an inconsistency between the terms of this First Amendment and the terms of the Agreement, the terms hereof shall control.

7.	Counterparts. This First Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument.

8.	Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New Hampshire.

IN WITNESS WHEREOF, the parties hereto have by their duly authorized representatives executed this First Amendment on the date first above written.

BORROWER:

VERICHIP CORPORATION, a Delaware corporation

By: /s/ William Caragol
Print Name: William Caragol
Title: CFO

LENDER:

APPLIED DIGITAL SOLUTIONS, INC., a Missouri corporation

By: /s/ Evan C. McKeown
Print Name: Evan C. McKeown
Title: CFO